12/07 Investor Presentation December 2007

Disciplined Growth Strategy EXCO’s formula for creating equity value enables us to deliver strong, sustainable equity returns over the long term

Key Investment Highlights Our track record and reserve base have positioned us as a Top 25 oil and natural gas company Outstanding Track Record 37.7% annualized growth in common share value since 1998 42% and 71% compounded growth rates in production and reserves since 2004 Outstanding Reserve Base 1.9 Tcfe proved reserves 2.4 Tcfe low risk unproved reserves 4.4 Tcfe additional higher risk potential Strong Inventory of Drilling Locations and Acreage 9,940 engineered, low risk drilling locations, over 1,000 engineered exploitation projects 1.5 million net acres including over 350,000 acres of shale potential in Appalachia and over 120,000 acres of potential in Wyoming Approximately 9,000 additional potential locations Experienced Management Team with Significant Insider Ownership Average 20+ years of public/private experience Management and ALL employees own 15.2% of shares on a fully diluted base Outside board members own 23.6% of shares on a fully diluted base Focused on equity returns Competitive Industry Position Top 25 US domestic oil and gas company in reserves and production, including the majors 380 Mmcfe production per day $5.5 billion enterprise value

Business Strategy Value creation from acquisitions occurs from effective development and efficient operation of our asset base Acquire quality assets Long life is key 50-75% producing 25-50% non-producing upside Focus on key areas with follow-on acquisition opportunities Develop and exploit Limit development capital to 50-60% of EBITDA Reserve 40-50% of EBITDA for acquisitions and debt reduction Pursue “Resource Play” opportunities; stand alone or Joint Venture depending on risks Focus on cost efficient, cost effective operations Target less than $1.00 per Mcfe of lifting cost Lowered lifting cost from $1.26 in Q1 to $0.89 in Q3 Cost reduction initiatives being executed across the company Appalachia East Texas Mid - Continent Permian PDP R/P, years 20+ 10+ 10+ 10+ Terminal Decline Rate 4 - 6% 6 - 8% 8 - 10% 4 - 6% Drilling Success 99% 95% 95% 95% Operators 3,100 1,000 5,300 1,600 NYMEX, $ +0.30 to +0.80 - 0.25 to - 0.35 - 0.60 to - 0.80 - 0.40 to - 0.60

4,444 Execution of Acquisition Strategy: Dec 03 - Sept 07 Identifying additional unbooked upside on acquired assets provides future growth opportunities and value creation Acquired 1.8 Tcfe at $2.36 per Mcfe Added 254 Bcfe at $2.39 per Mcfe through the drill-bit Identified additional 2.3 Tcfe of low-risk unproved upside on acquired reserves Identified additional 4.4 Tcfe of potential upside on acquired reserves All-in-cost is $1.13 per Mcfe for 4.3 Tcfe of 3P reserves All-in-cost is $0.56 per Mcfe for 8.7 Tcfe of total reserves 15% increase in proved reserves Low-risk future growth High-impact future growth 8,689 1,802 1,920 2,325 254 183 176 223 4,444 2,325 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 Proved Reserves as of 12-31-03 Proved Reserves Acquired Discoveries and Extensions Reserves Produced Dispositions Identified Probable & Possible Identified Potential Total Reserve Base as of 9-30-07 Reserves (Bcfe)

Acquisition Economics are Driven by Market Conditions Accretive acquisitions can be made in various price environments $2.32 $2.42 $3.81 $4.06 $3.65 $5.13 $6.11 $8.53 23% 18% 20% 20% 29% 22% 24% 15% Acquisition cost as % of NYMEX gas prices 3-mo LIBOR $8.83 21% $8.24 29% Acquisition cost ($/Mcfe) Margin to NYMEX 3-mo LIBOR Although acquisition costs per Mcfe have risen, the margin to NYMEX has been consistent Cost of leverage is at relatively low levels benefiting equity returns on acquisitions

Execution of Development & Exploitation Strategy: 2004-2007E Spending ≈ 50% of EBITDA on development and exploitation has grown our proved reserves by 15% while leaving free cash to make acquisitions Capital as a % EBITDA 50% 41% 75% 54% 2005 2004 2006 2007E $37 $53 $214 $412 $759 $287 $129 $74 $0 $100 $200 $300 $400 $500 $600 $700 $800 $ Millions Adjusted EBITDA Growth Capital Maintenance Capital

Example of Value Enhancement on Acquired Properties Since the acquisition of the Vernon Field, we have identified significant additional reserves and drilling locations Acquisition Effective Date of November 1, 2006 September 30, 2007 Proved Reserves Bcfe Unproved Upside Reserves Bcfe Production Bcfe Locations 558 1,085 50 477 281 15 483 17 466 0 200 400 600 800 1,000 1,200 Estimated reserve potential has increased 125% since acquisition Including reserves produced, proved reserves have increased 13% since acquisition

Average Daily Production Acquisition and development efforts have more than tripled our production in 3 years 42 % CAGR Our balanced growth strategy has consistently provided growth for the company 19 33 34 34 63 65 136 334 380 29 36 48 2 6 6 8 0 50 100 150 200 250 300 350 400 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007E 4Q 2007E Mmcfe/d Canada USA

Focus on Efficient Operations Operations Initiatives Operating Costs North Louisiana salt water disposal costs reduced from $2.40/Bbl in Q1 to $1.80/Bbl currently; further reduction to $0.85/Bbl expected by mid-2008 Brought many formerly contracted operations “in house” to reduce costs and scheduling issues Aligned with specific compressor provider Chemical treating methods improved Drilling and Completion Cost Renegotiated some rig rates in East TX/NLA from $21,000/day to $17,000/day Rebid frac work; cut costs 25% Reduced drilling days per well by approximately 20% through application of technology Midstream and Marketing Allowed broader market access Improved timeliness of new well hook-ups Increased revenues through third party transportation Centralized our marketing effort EXCO has 370 employees focused on field operations; company production experts are being used to expand effective operational controls and cost savings across the company

Free Cash Margin Free cash margin has expanded providing more cash flow for growth $2.89 $2.31 $4.55 $4.06 Margin % Free Cash Margin Net Realized Price $2.31 $5.00 $2.89 $5.03 $4.55 $7.76 52% $4.06 $7.79 $4.06 Free Cash Margin per Mcfe $1.38 Operating Costs per Mcfe $2.35 Maintenance Capital per Mcfe $7.79 Realized Price per Mcfe 2007E $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 2004 2005 2006 2007E Per Mcfe Free Cash Margin Production Taxes LOE Maintenance Capital 59% 57% 46%

Equity Performance 5% $1,000 Invested 2/8/06 (IPO) 34% $1,000 Invested 10/3/05 (Equity restructuring) 54% $1,000 Invested 7/29/03 (Go private transaction) 38% $1,000 Invested 8/12/98 (First equity raise) Value as of November 29, 2007 Rate of Return Current Situation Trading below normal range of EBITDA multiples Trading at a significant discount to NAV Causes Confusion in the market place due to rapid acquisitions Concern over ability to integrate acquisitions on a timely basis Misinterpretation of growth and financing strategies $19,621 $6,540 $1,887 $1,088

Reserve Base Our regionally focused reserve base totals approximately 8.7 Tcfe 13 Bcfe Proved (<1%) 234 Bcfe 3P (5%) 1,234 Bcfe 3P+ (14%) 2 Mmcfe/d (1%) Proved Reserves = 1,920 Bcfe 3P Reserves = 4,245 Bcfe 3P+ Reserves = 8,689 Bcfe Rockies 147 Bcfe Proved (8%) 349 Bcfe 3P (8%) 648 Bcfe 3P+ (8%) 28 Mmcfe/d (7%) Permian Basin 437 Bcfe Proved (23%) 828 Bcfe 3P (20%) 3,447 Bcfe 3P+ (40%) 46 Mmcfe/d (12%) Appalachia 331 Bcfe Proved (17%) 483 Bcfe 3P (11%) 621 Bcfe 3P+ (7%) 60 Mmcfe/d (17%) Mid-Continent 992 Bcfe Proved (52%) 2,351 Bcfe 3P (56%) 2,739 Bcfe 3P+ (31%) 244 Mmcfe/d (63%) East Texas / North Louisiana Current Production = 380 Mmcfe/d

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Undrilled, Low-Risk Upside
Totals Approximately 2.9 Tcfe

PUD Reserves = 554 Bcfe PRB Reserves = 736 Bcfe POS Reserves = 1,589 Bcfe

Rockies

226 Bcfe

- Lance, Fort Union, Tensleep, Frontier, Mesa Verde formations
- Conventional limestone traps at 5,000'-17,500'
- 150 locations
- 1 to 2 rigs drilling in 2008 to drill 8 planned wells
- Average capital per well - $1.0MM to $7.0MM
- Average EUR per well - 0.5 to 4.0 Bcfe

Permian Basin

259 Bcfe

- Canyon Sands, Canyon Reefs, Wolfcamp Reefs and Clearfork Carbonates
- Typical depths of 7,000'-9,000', testing shallow oil at 4,000'
- 706 locations
- 3 to 4 rigs drilling in 2008
- Average capital per well – $700,000
- Average EUR per well – 0.4 to 0.5 Bcfe



Major Areas/Basins
Major Oil and Gas Fields
Wyoming
Nebraska
Colorado
Kansas
New Mexico
Oklahoma
Texas
Louisiana



Pennsylvania
Ohio
Kentucky
West Virginia

East Texas / North Louisiana

1,615 Bcfe

- Primarily Cotton Valley, Hosston and Bossier tight sand formations
- Typical depths of 10,000'-14,000'
- 2,260 Locations
- 13 to 14 rigs drilling in 2008

Vernon

- Average capital per well – $4.0MM to $5.0MM
- Average EUR per well – 2.0 Bcfe to 4.0 Bcfe

Cotton Valley

- Average capital per well – $1.5MM to $1.8MM
- Average EUR per well – 0.6 Bcfe to 1.5 Bcfe

Appalachia

568 Bcfe

- Shallow oil and gas "resource play"
- Multiple conventional and shale formations 2,000' – 6,000'
- 6,235 locations
- 6 to 8 rigs drilling in 2008
- Average capital per well – $250,000
- Average EUR per well – 130 Mmcfe

Mid-Continent

211 Bcfe

- Cherokee, Chester, Morrow, Sycamore, Hunton and Viola formations
- Tight limestone and sandstone targets at 4,000'- 17,000'
- 589 Locations
- 1 to 3 rigs drilling in 2008

Golden Trend

- Average capital per well – $2.5MM to $4.4MM
- Average EUR per well – 0.8 Bcfe to 3.0 Bcfe

Mocane Laverne

- Average capital per well – $1.0MM
- Average EUR per well – 0.4 Bcfe to 1.5 Bcfe

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Estimated Unbooked Potential
Totals approximately 4.4 Tcfe


Major Areas/Basins
Major Oil and Gas Fields
Wyoming
Nebraska
Colorado
Kansas
New Mexico
Oklahoma
Texas
Louisiana
Ohio
Pennsylvania
Kentucky
West Virginia

Rockies

1,000 Bcfe Potential

- Drilling Wind River test well
- Leasing acreage
- Drill evaluation wells in 2008 (4 in Wind River, 4 in Big Horn-shallow gas)
- Shooting 20 mi² 3D at East Salt Creek; CO_2 potential

Permian Basin

299 Bcfe Potential

- 22,000 acre field extension in progress
- Horizontal play in Dean / Sprayberry at Ackerly
- Wolfcamp / Clearfork oil play being evaluated by 3D
- 20,000 acre Tannehill shallow oil being worked – drilling 6 wells
- Leasing additional acreage

Appalachia

2,619 Bcfe Potential

- Drilled 2 Marcellus Shale test wells with encouraging results
- Leasing additional acreage
- Staffing to exploit our 350,000+ acre shale position
- Evaluating JV opportunities

Mid-Continent

138 Bcfe Potential

- Downspacing in Golden Trend and Mocane-Laverne
- Atoka recompletions in Mocane-Laverne
- Basal Chester deepening and drilling
- Modeling 3D to detect deeper Chester formation

East Texas / North Louisiana

388 Bcfe Potential

- Drilling numerous downspacing pilot locations
- Evaluating 100,000 acres of leasehold near Vernon to continue field extension
- Drilling Vernon stepouts – successful results
- Conducting extensive refrac program at Vernon
- Completing Hosston in existing CV wellbores
- Leasing new Cotton Valley field areas

- **Total company acreage exceeds 1,500,000 total net acres**

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Inventory for the Future Includes over 18,000 drilling locations and 7.3 Tcfe of reserves

TGG 20” Extension – Adding 100+ Mmbtu/d of throughput to the existing TGG system. Adds additional sales points and targets a new area where we have an already established customer base Talco – located in extremely active area where Talco has long term dedication from the active producers Vernon – opportunity to connect our gas wells in a timely manner, expand our customer base and target several interstate markets Midstream Operations East Texas / North Louisiana Throughput Upside Assets TGG Watonga Chickasha Vernon TALCO TGG TALCO Existing With Mmbtu Extensions TGG 115 225 Talco 150 150 Vernon 186 186 Other 18 18 Total 469 579 EBITDA (2008E) $40 - $50 Million Miles of Line Strategic Advantage TGG 53 3 cryo plants,12 market pipelines Talco 300 Gather 3rd party volumes Vernon 170 3 Market Outlets Other 75

Performance Highlights $ In Millions 2004 2005 2006 9 Months 07 4 th Q 07 E 2007 E Oil & Natural Gas Revenue $ 142 $ 203 $ 356 $ 590 $ 214 $ 804 LOE $ 20 $ 20 $ 47 $ 81 $ 32 $ 113 Production Taxes 6 Total Production Costs $ 28 $ 31 $ 69 $ 121 $ 48 $ 168 Cash Operating Margin $ 114 $ $ 287 $ 469 $ 166 $ 636 Cash Settlement on Derivatives Net Cash Operating Margin $ 88 $ 87 $ 316 $ 554 $ 227 $ 782 Production - Bcfe Per Mcfe 2004 2005 2006 9 Months 07 4th Q 07 E 2007 E Oil & Natural Gas Revenue $ 6.16 $ 8.62 $ 7.17 $ 6.81 $ 6.05 $ 6.59 LOE $ 0.86 $ 0.85 $ 0.94 $ 0.94 $ 0.90 $ 0.93 Production Taxes Total Production Costs $ 1.23 $ 1.32 $ 1.39 $ 1.40 $ 1 .34 $ 1.38 Cash Operating Margin $ 4.93 $ 7.30 $ 5.78 $ 5.41 $ 4.71 $ 5.21 Cash Settlement on Derivatives Net Cash Operating Margin $ 3.80 $ 3.69 $ 6.37 $ 6.39 $ 6.44 $ 6.41 1.20 1.73 0.98 0.59 (3.61) (1.13) 0.45 0.44 0.46 0.45 0.47 0.37 122 35 87 50 24 23 146 61 85 29 (85) (26) 172 55 1 40 22 11 8

2008 Capital Budget and Drilling Schedule Drilling & Completion $462 MM (609 projects) Exploitation $32 MM (82 projects) Operations & Other $95 MM Midstream $19 MM East TX / N LA $ 338 MM Appalachia $ 69 MM Midcontinent $ 57 MM Permian / Rockies $ 125 MM Midstream $ 19 MM Total $ 608 MM $625MM including technology, capitalized overhead, capitalized deal cost Our development budget totals $608 million 2008 Drilling Locations Peak Rig Count East Texas/North Louisiana 139 9 - 1 2 Appalachia 248 - 8 Midc ontinent 57 - 6 Permian/Rockies 165 - 5 Total 609 25 - 31 4 5 7

Current Hedge Position Mitigates market risk and locks in future cash flow for development and acquisition program Target hedging 65-80% of production volumes for 3-5 years Hedging program covers long term debt Only 14% of Proved Reserves hedged Gas Mm cf Contract price per Mm cf Oil Mb bls Contract price per Bbl Q4 2007 30,388 $ 8.06 368 $ 63.83 2008 99,870 8.36 1,425 68.22 2009 80,455 7.94 850 60.09 2010 29,798 7.79 108 59.85 2011 1,825 4.51 - - 2012 1,830 4.51 - - 2013 1,825 4.51 - - Total 245,991 $ 8.03 2,751 $ 64.79 Total of 262,497 Mmcfe Hedged at $8.20

Net Asset Value Summary In millions, except per share and per unit Low High Proved Reserves 1.9 Tcfe at $2.50 to $3.00 per Mcfe $ 4,8 00 $ 5,760 Low - risk Unproved Upside 2. 3 Tcfe at $0.50 to $0.75 per Mcfe 1, 166 1,748 Potential Upside 4.4 Tcfe - - Midstream Assets 500 500 Total Asset Value $6, 466 $ 8,088 Less: Long - term debt 1,9 71 1,9 71 Equity Value $ 4, 495 $ 6,037 Fully diluted shares 211 211 NAV per Share $21. 30 $28. 61

Peer Operational and Financial Profile 1) Peer reserves as of 12/31/06 and adjusted based on latest disclosed acquisitions and dispositions since 12/31/06 2) Peer daily production as of 9/30/07 per third quarter 2007 report and XCO fourth quarter daily production estimate 3) Enterprise value based on third quarter 2007 and stock price as of 12-1-07, and current proved reserves from third quarter 2007 and taking into account latest disclosed acquisitions and divestitures 4) See footnotes two and three for discussions on the calculation of enterprise value and 2007 daily production Note: Peers include CHK, COG, HK, RRC and XTO Proved Reserves Pro Forma (Bcfe)1 Daily Production (Mmcfe)2 Enterprise Value / Daily Production4 Enterprise Value / Proved Reserves3 22nd largest domestic oil and gas company Trading at relatively low multiple Gaining on the competition Trading at very low multiple $22,061 $15,735 $15,704 $15,388 $13,783 $12,371 Peer 3 Peer 2 Peer 1 Peer 4 XCO Peer 5 2,026 1,928 380 327 326 238 Peer 2 Peer 1 XCO Peer 5 Peer 3 Peer 4 $4.34 $3.42 $3.09 $2.73 $2.59 $3.85 Peer 5 Peer 3 Peer 2 Peer 1 XCO Peer 4 9,809 9,311 1,920 1,871 1,416 872 Peer 1 Peer 2 XCO Peer 3 Peer 4 Peer 5

Peer Operational and Financial Profile 1) Peer reserves as of 12/31/06 and production based on most recently filed quarterly run-rate, both pro forma for announced acquisitions and dispositions. 2) Peer data as of 12/31/06 per 2006 10-K; EXCO pro forma for closed acquisitions and dispositions 3) 2004-2006 all-in F&D; peer data per 2006 10-K 4) As of 9/30/07 from peers third quarter 2007 report or company press releases regarding third quarter 2007 results Reserves/Production1 % PD2 Production costs4 / Mcfe All-in F&D / Mcfe3 Long life is a key Balanced growth strategy Predictable cash flow Operating costs at the lower end of the range $1.19 $1.30 $1.31 $1.35 $1.62 $1.63 Peer 2 Peer 3 XCO Peer 5 Peer 4 Peer 1 71% 70% 67% 63% 63% 62% XCO Peer 4 Peer 1 Peer 3 Peer 5 Peer 2 $1.47 $1.93 $1.99 $2.40 $2.85 $1.40 Peer 3 Peer 1 Peer 4 XCO Peer 2 Peer 5 16.3 15.7 13.9 13.8 12.6 7.8 Peer 4 Peer 3 Peer 1 XCO Peer 2 Peer 5

Regional Overviews

Areas of Operation Wyoming Acreage Mocane Laverne Watonga Chickasha Golden Trend Longwood / Waskom Vernon Holly / Caspiana Gladewater Tyler Area Sugg Ranch Ackerly Northern WV Eastern OH Northwestern PA Central PA Southern WV Pecos Slope Vinegarone New Albany Shale Northern WV Reydon

East Texas/North Louisiana


Longwood/Waskom
Gladewater
Holly/Caspiana
Vernon
Tyler Area
EXCO main producing areas
Industry area / basin

Upside

Consolidation/Acquisition
Additional Leasing
Conventional/Horizontal Drilling
Joint Ventures to access additional opportunities and technology

Area summary

East Texas overview:

- Part of the Cotton Valley Sand trend, which covers parts of the East Texas Basin and Northern Louisiana Salt Basin
- Long-life reserves in a concentrated geographical area
- High drilling success rates (98+%)
- Relatively high initial production rates
- Drilling depths of 7,800 to 15,500 ft
  - Typically 10,000 ft in all areas except Vernon, where depths average 14,000 ft

Portfolio highlights

• Total proved reserves:	992 Bcfe
• Total reserves:	2,351 Bcfe
• Total reserves + potential:	2,739 Bcfe
• Net daily production:	244 Mmcfed
• % proved developed:	75%
• Reserve life:	11.1 yrs
• Net acreage:	226,000
• Drilling locations: (total/2008E)	2,260/139
• Key fields/areas (net production):	
▪ Vernon	131 Mmcfe/d
▪ Holly/Caspiana	54 Mmcfe/d
▪ Longwood/Waskom	26 Mmcfe/d
▪ Gladewater Area	23 Mmcfe/d
▪ Tyler Area	10 Mmcfe/d

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East Texas/North Louisiana
Low-risk and potential upside


Gladewater
• Downspacing
• Geoscience evaluation ongoing
• Horizontal Drilling
Longwood/Waskom
• Complete in Hosston
• Downspacing
Redlands Prospect Area
• 15,000 prospective acres
• Drilled 5 wells; first IP was 1.5 Mmcf/d and 100 BOPD
• Other wells in various completion/evaluation stages
N
Dallas
Tyler
Shreveport
Fort Cherokee Prospect Area
• 14,000 prospective acres
• JV with area horizontal driller
• Drilled 2 wells; evaluating
• Horizontal opportunities pending
Vernon
• Drilled 24 wells in 2008
•Testing field limits
• Downspacing opportunities
• Increased locations from 15 to 281
• 100+ refrac opportunities
• Evaluating 100,000+ additional acres
Holly/Caspiana
• Drill 75 wells in 2008
• Testing downspacing viability
• Completing in uphole Hosston zones
• Leasing additional acreage
• Acquire additional WI
•Currently hold 34,000 acres
Clinton Lake/Potters Point
• 7,000 prospective acres
• Additional leasing ongoing
• Drilling first evaluation well
The Woodlands
Counties with EXCO Leasehold
Office Locations
Major Fields

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Appalachia EXCO entered the Appalachia Basin in January 2004 through its acquisition of North Coast Energy, Inc for $224 million. Have grown through acquisitions, completing more than 10 acquisitions totaling $320 million since entry into the basin in 2004. Investing $69 MM of total capital to drill 247 wells in 2008; will add production and reserves. 98% historical success rate. Total proved reserves: 437 Bcfe Total reserves: 828 Bcfe Total reserves + potential: 3,447 Bcfe Daily production: 46 Mmcfed % proved developed: 60% Reserve life: 26.0 yrs Net acreage: 807,202 Drilling locations (total / 2008E): 6,235/248 Substantial premium to NYMEX gas ($0.76/Mcf for 2006) Key fields: Central Pennsylvania Area 13 Mmcfe/d Eastern Ohio Area 11 Mmcfe/d Northern West Virginia Area 10 Mmcfe/d Northwestern Pennsylvania Area 6 Mmcfe/d Southern West Virginia Area 5 Mmcfe/d Portfolio highlights Area summary Northern West Virginia Central Pennsylvania Southern West Virginia Northwestern Pennsylvania EXCO main producing areas Industry area / basin Continued consolidation Exploit Marcellus acreage Joint Ventures to access additional opportunities and technology Upside Eastern Ohio

Appalachia Central PA 182,231 net acres 379 Bcfe 3P reserves 3,813 3P drill sites 2008 drilling – 132 wells Northwest PA 77,274 net acres 95 Bcfe 3P reserves 768 3P drill sites 2008 drilling – 29 wells Eastern OH 215,823 net acres 84 Bcfe 3P reserves 397 locations 2008 drilling – 31 wells Northern WV 110,298 net acres 137 Bcfe 3P reserves 626 3P drill sites 2008 drilling – 19 wells Southern WV 157,493 Net Ac 106 Bcfe 3P Reserves 366 3P Drill Sites 2008 Drilling – 6 wells New Albany Shale 32,737 net acres 18 Bcfe 3P reserves 224 3P drill sites 2008 drilling – 30 wells Overpressured Marcellus Over 180,000 acres in core area Over 350,000 total prospective acres in the play

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Appalachia Potential
Marcellus Shale

Marcellus Shale Isopach and NCE Acreage with Marcellus Potential


MI
MICHIGAN BASIN
LAKE ERIE
NY
PA
BASIN
OH
MD
WV
KY
VA
APPALACHIAN
AREAS OF MARCELLUS ACTIVITY
OPERATOR NAME (COMMENT)
MARCELLUS PRODUCTION ALONE
MARCELLUS COMMINGLED WITH OTHER ZONES

Upside

- EXCO's Marcellus opportunity totals 2.6 Tcfe
- Overpressured Marcellus acreage (counties in yellow) – 192,027 (Gross) 185,830 (Net)
- Total Marcellus acreage – 350,000+ (Gross)

Production Strategies

- Commingling the normal to under-pressured shale located in shallower areas in the basin with our traditional up-hole zones to improve overall well economics
  - Currently testing 2 wells in WV; initial results are encouraging with stable rates over 50 Mcf/d from Marcellus only in one well and over 100 Mcf/d in the second; will commingle with other zones in the future
- Pursuing stand-alone completions in the over-pressured shale located in deeper areas of the basin. Considering joint venture opportunities
- Will use horizontal drilling and completion techniques

Activity

- Significant activity from extreme SW PA (Washington Co.) to extreme NE PA (Susquehanna Co.)
- Large and small companies are active
  - Range, Atlas, Cabot, EOG, Turm Oil, PC Exploration, etc.
- Vertical & horizontal wellbores
- Barnett-style fracturing the norm
- 5,500' to 8,000' target depths of new drilling to date
- EXCO has over 180,000 acres in this area of the play

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Permian / Rockies


East Salt Creek
Wyoming
Boone Dome
Pecos Slope
Ackerly
Beggs Prospect
Sugg Ranch
Vinegarone Field
EXCO main producing areas
Industry area / basin

Upside

Consolidation/Acquisition
Additional Leasing
Conventional Drilling
Horizontal Drilling
Joint Ventures

Area summary

- The Permian Basin and Wyoming's Big Horn basin are characterized as mature oil focused areas
- EXCO's activities are focused on conventional gas properties
- Targeting prolific shallow natural gas reservoirs
- Potential for multi-pay horizons including Wolfcamp and Clearfork oil pay
- Long reserve life
- Low operating costs
- Well depths of 7,000 to 14,000 ft
- Will drill 140+ wells at Sugg Ranch in 2008; 7,500 ft average

Portfolio highlights

Total proved reserves:	160 Bcfe
Total reserves:	583 Bcfe
Total reserves + potential:	1,882 Bcfe
Daily production:	30 Mmcfed
% proved developed:	27%
Reserve life:	14.6 yrs
Net acreage:	168,000
Drilling locations: (total/2008E)	856/165
Key fields:	
Sugg Ranch	22 Mmcfe/d
Vinegarone Field	4 Mmcfe/d
Wyoming	2 Mmcfe/d
Ackerly	1 Mmcfe/d
Pecos Slope	1 Mmcfe/d

EXCO Resources, Inc. | 31

Permian / Rockies

Low-risk and potential upside



Birdseye
• Now drilling 14,000 ft multiple pay Wind River test; 4 Bcfe target
• Captures 4,000 gross acres
• Potential for 16 total drilling locations
Wyoming Leasehold
• 122,000 net acres total in Wind River, Powder River and Big Horn Basins (26,000 net)
• Will drill 8 wells in 2008, testing in Wind River and Big Horn Basins
• Evaluating Boone Dome
• Considering JV
East Salt Creek
• Acquiring 20 mi² 3D seismic
• Evaluate for CO_2 flood
Ackerly
• 2 horizontal tests in 2008
• 40 more possible
Beggs Ranch
• Shallow oil prospect
• 20,000 net acres
• Drilling 6 well test program
• 45 mi² 3D seismic shoot in 2008
Sugg Ranch
• 600 Drilling locations
• Drill 148 wells in 2008
• Shooting 40 mi² 3D seismic
• Established multi-pay Canyon, Clearkfork and Wolfcamp formations – oil and gas
• Negotiating 25,000+ acres additional leasehold, on trend with current production
Dallas
Eastland
San Angelo
N
Counties with EXCO Leasehold
Office Locations
Major Fields

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Mid-Continent


Mocane-Laverne Field
Golden Trend
EXCO main producing areas
Industry area / basin

Upside

Acquisitions/consolidation
Horizontal drilling
Deeper potential
Downspacing

Area summary

Mid-Continent overview:

- Properties located in the Anadarko Shelf and Anadarko Basin of Oklahoma, Texas and Kansas
- Stratigraphic plays with multiple, stacked pay zones
- Number of fields in area have long production histories
- Future acquisition opportunities
  - Small operators seeking liquidity opportunities
  - Larger companies seeking to divest non-core assets

Portfolio highlights

• Total proved reserves:	331 Bcfe
• Total reserves:	483 Bcfe
• Total reserves + potential:	621 Bcfe
• Daily production:	60 Mmcfed
• % proved developed:	84%
• Reserve life:	15.1 yrs
• Net acreage:	236,593
• Drilling locations (total / 2008E):	589 / 57
• Key fields/areas	
▪ Golden Trend Area	23 Mmcfe/d
▪ Mocane-Laverne Field	21 Mmcfe/d
▪ Watonga-Chickasha	10 Mmcfe/d
▪ Others	6 Mmcfe/d

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Mid-Continent
Potential upside



N
Mocane Laverne
• Atoka recompletions
• Drill Basal Chester
• Evaluating 3D applicability to detect deeper hydrocarbons
• Considering future horizontal drilling opportunities
Golden Trend
• Downspacing to 40 acres in Chitwood
• Blowdown Norge Marchand Unit
• Future horizontal drilling potential
Tulsa
Counties with EXCO Leasehold
Office Locations
Major Fields

EXCO Resources, Inc. | 34

Forward Looking Statements This presentation contains forward-looking statements, as defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. These forward-looking statements relate to, among other things, the following: • our future financial and operating performance and results; • our business strategy; • market prices; • our future commodity price risk management activities; and • our plans and forecasts. We have based these forward-looking statements on our current assumptions, expectations and projections about future events. We use the words "may," "expect," "anticipate," "estimate," "believe," "continue," "intend," "plan," "budget" and other similar words to identify forward-looking statements. You should read statements that contain these words carefully because they discuss future expectations, contain projections of results of operations or of our financial condition and/or state other "forward-looking" information. We do not undertake any obligation to update or revise publicly any forward-looking statements, except as required by law. These statements also involve risks and uncertainties that could cause our actual results or financial condition to materially differ from our expectations in this presentation, including, but not limited to: • fluctuations in prices of oil and natural gas; • future capital requirements and availability of financing; • estimates of reserves; • geological concentration of our reserves; • risks associated with drilling and operating wells; • risks associated with operation of natural gas pipelines and gathering systems; • discovery, acquisition, development and replacement of oil and natural gas reserves; • cash flow and liquidity; • timing and amount of future production of oil and natural gas; • availability of drilling and production equipment; • marketing of oil and natural gas; • developments in oil-producing and natural gas-producing countries; • competition; • litigation; • general economic conditions; • governmental regulations; • receipt of amounts owed to us by purchasers of our production and counterparties to our commodity price risk management contracts; • hedging decisions, including whether or not to enter into derivative financial instruments; • actions of third party co-owners of interests in properties in which we also own an interest; • fluctuations in interest rates; and • our ability to effectively integrate companies and properties that we acquire

(continued) Forward Looking Statements We believe that it is important to communicate our expectations of future performance to our investors. However, events may occur in the future that we are unable to accurately predict, or over which we have no control. You are cautioned not to place undue reliance on a forward-looking statement. When considering our forward-looking statements, keep in mind the risk factors and other cautionary statements in this presentation, and the risk factors included in the Annual Report on Form 10-K for the year ended December 31, 2006. Our revenues, operating results, financial condition and ability to borrow funds or obtain additional capital depend substantially on prevailing prices for oil and natural gas. Declines in oil or natural gas prices may materially adversely affect our financial condition, liquidity, ability to obtain financing and operating results. Lower oil or natural gas prices also may reduce the amount of oil or natural gas that we can produce economically. A decline in oil and/or natural gas prices could have a material adverse effect on the estimated value and estimated quantities of our oil and natural gas reserves, our ability to fund our operations and our financial condition, cash flow, results of operations and access to capital. Historically, oil and natural gas prices and markets have been volatile, with prices fluctuating widely, and they are likely to continue to be volatile. Historical proved reserves in this presentation are based on historical pricing. Current reserve estimates are based on $60 oil and $8 natural gas, adjusted for differentials. This presentation includes certain Non-GAAP financial measures. Definitions and reconciliations of Non-GAAP financial measures can be found in our quarterly and annual financial presentations included under the investor relations section of our website at www.excoresources.com. The SEC has generally permitted oil and natural gas companies, in filings made with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “probable,” “possible,” “potential,” “unproved,” or “developing potential, to describe volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines strictly prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company. While we believe our calculations of unproved drillsites and estimation of unproved reserves have been appropriately risked and are reasonable, such calculations and estimates have not been reviewed by third party engineers or appraisers. Investors are urged to consider closely the disclosure in our Annual Report on Form 10-K for the year ended December 31, 2006 available on our website at www.excoresources.com under the Investor Relations tab or by calling us at 214-368-2084.